EXHIBIT 32.3

                           CERTIFICATION OF PRINCIPAL
                          FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of BMB Munai, Inc,, on Form 10-QSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Anuar Kulmagambetov, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: February 11, 2005                                /s/ Anuar Kulmagambetov
                                                     ---------------------------
                                                     Anuar Kulmagambetov
                                                     Principal Financial Officer